                                                                  EXHIBIT 10.9.1



================================================================================

                                AMENDMENT NO. 1
                                      TO
                           STOCK PURCHASE AGREEMENT

                                 by and among

                              TELECORP PCS, INC.,

                            AT&T WIRELESS PCS, INC.

                                      and

                             CASH EQUITY INVESTORS

                                 named herein

                          Dated as of March 30, 1999


================================================================================

                                AMENDMENT NO. 1
                                ---------------

                                      TO
                                      --

                           STOCK PURCHASE AGREEMENT
                           ------------------------

     AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT, dated as of March 30, 1999, by and among TeleCorp PCS. Inc., a Delaware corporation (the "Company") AT&T
                                                           -------
Wireless PCS, Inc., a Delaware corporation ("AT&T PCS") and the investors referred to on Schedule I (individually, a "Cash Equity Investor" and,
                                            --------------------
collectively, the "Cash Equity Investors" and together with AT&T PCS, the
                   ---------------------
"Investors"). Capitalized terms used herein not otherwise defined herein shall have the meanings set forth in the Stock Purchase Agreement (defined below).

                             W I T N E S S E T H :
                             -------------------

          WHEREAS, the parties hereto entered into that certain Stock Purchase Agreement dated March 22, 1999 (the "Stock Purchase Agreement");

          WHEREAS, the parties wish to amend the Stock Purchase Agreement to increase the Aggregate Commitment of the Investors to $30,000,000;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. Schedule I of the Stock Purchase Agreement is hereby amended and restated in its entirety as set forth on Schedule I attached hereto.

     2. All other terms and conditions of the Stock Purchase Agreement remain in full force and effect.

     3. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.


           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                        TELECORP PCS, INC.

                                        By: /s/ Thomas H. Sullivan
                                           ------------------------------
                                        Name:  Thomas H. Sullivan
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                                        AT&T WIRELESS PCS, INC.



                                        By:  /s/ William W. Hague
                                           ------------------------------
                                        Name:  William W. Hague
                                        Title:


                                        Cash Equity Investors:

                                        CB CAPITAL INVESTORS, L.P.

                                        By: CB Capital Investors, Inc.,
                                            its general partner


                                        By: /s/ Michael Hannon
                                           ------------------------------
                                        Name:   Michael Hannon
                                        Title:


                                        NORTHWOOD VENTURES LLC


                                        By: /s/ Henry T. Wilson
                                           ------------------------------
                                        Name: Henry T. Wilson
                                        Title: Managing Director

                                 NORTHWOOD CAPITAL PARTNERS LLC


                                 By: /s/ Henry T. Wilson
                                    ---------------------------------
                                 Name: Henry T. Wilson
                                 Title: Managing Director



                                 MEDIA\COMMUNICATIONS INVESTORS
                                 LIMITED PARTNERSHIP

                                 By: M/C Investor General Partner - J, Inc.,
                                     its general partner

                                 By: /s/ James F. Wade
                                    ---------------------------------
                                 Name: James F. Wade
                                 Title:


                                 MEDIA\COMMUNICATIONS PARTNERS III
                                 LIMITED PARTNERSHIP

                                 By: M/C III L.L.C.,
                                     its general partner


                                 By: /s/ James F. Wade
                                    ---------------------------------
                                 Name: James F. Wade
                                 Title: Manager

                                 EQUITY-LINKED INVESTORS-II

                                 By: ROHIT M. DESAI ASSOCIATES-II,
                                     its general partner

                                 By: /s/ Frank J. Pados, Jr.
                                    ---------------------------------
                                 Name:   Frank J. Pados, Jr.
                                 Title:  Attorney-in-fact

                                 PRIVATE EQUITY INVESTORS III, L.P.

                                 By: ROHIT M. DESAI ASSOCIATES III, LLC,
                                     its general partner

                                 By: /s/ Frank J. Pados, Jr.
                                    ---------------------------------
                                 Name:   Frank J. Pados, Jr.
                                 Title:  Attorney-in-fact


                                 HOAK COMMUNICATIONS PARTNERS, L.P.

                                 By: HCP Investments, L.P.,
                                     its general partner

                                 By: Hoak Partners, LLC,
                                     its general partner

                                 By: /s/ James M. Hoak
                                    ---------------------------------
                                 Name: James M. Hoak
                                 Title: Manager

                                 HCP CAPITAL FUND, L.P.

                                 By: James M. Hoak & Co.,
                                     its general partner

                                 By: /s/ James M. Hoak
                                    ---------------------------------
                                 Name: James M. Hoak
                                 Title: Chairman

                                 WHITNEY EQUITY PARTNERS, L.P.

                                 By:  J.H. Whitney & Co.,
                                      its general partner

                                 By:  /s/ Daniel J. O'Brien
                                    ---------------------------------
                                 Name:    Daniel J. O'Brien
                                 Title:   Managing Partner


                                 J.H. WHITNEY III, L.P.

                                 By:  J.H. Whitney & Co.,
                                      its general partner

                                 By:  /s/ Daniel J. O'Brien
                                    ---------------------------------
                                 Name:    Daniel J. O'Brien
                                 Title:   Managing Partner

                                 WHITNEY STRATEGIC PARTNERS III, L.P.

                                 By:  J.H. Whitney & Co.,
                                      its general partner

                                 By:  /s/ Daniel J. O'Brien
                                    ---------------------------------
                                 Name:    Daniel J. O'Brien
                                 Title:   Managing Partner

                                 TORONTO DOMINION INVESTMENTS INC.

                                 By:  /s/ Martha L. Gariepy
                                    ---------------------------------
                                 Name:    Martha L. Gariepy
                                 Title:   Vice President

                                 ONE LIBERTY FUND IV, L.P.


                                 By:  /s/ Joseph T. McCullen, Jr.
                                    ---------------------------------
                                 Name:  Joseph T. McCullen, Jr.
                                 Title: General Partner

                                                              SCHEDULE I
                             Aggregate Commitment
                             --------------------


-------------------------------------------------------------------------------
        Name and Notice Address                  Aggregate Commitment
-------------------------------------------------------------------------------
AT&T Wireless PCS, Inc.                                  $
P.O. Box 97061
Redmond, WA 98073-9761
Attn: Michael Schwartz
-------------------------------------------------------------------------------
CB Capital Investors, L.P.                               $
380 Madison Avenue, 12th Floor
New York, NY 10017
Attn: Michael Hannon
Fax: (212) 622-3101
-------------------------------------------------------------------------------
Desai Associates                                         $
     Equity-Linked Investors-II                          $
     Private Equity Investors III, L.P.                  $

540 Madison Avenue, 36th Floor
New York, NY 10022
Attn:  Rohit M. Desai
Fax: (212) 752-7807
-------------------------------------------------------------------------------
Hoak Capital Corporation                                 $
     Hoak Communications Partners, L.P.                  $
     HCP Capital Fund, L.P.                              $

One Galleria Tower
13355 Noel Road, Suite 1050
Dallas, Texas 75240
Attn:  James Hoak
Fax: (972) 960-4899
-------------------------------------------------------------------------------
J.H. Whitney & Co.                                       $
     Whitney Equity Partners, L.P.                       $
     J.H. Whitney III, L.P.                              $
     Whitney Strategic Partners III, L.P.                $

177 Broad Street, 15th Floor
Stamford, Connecticut 06901
Attn:  William Laverack, Jr.
Fax: (203) 973-1422
-------------------------------------------------------------------------------

                       --------------------------------

-------------------------------------------------------------------------------
M/C Partners
     Partners                                          $
     Media/Communications Investors Limited
     Partnership
     Media/Communications Partners III   Limited       $
     Partnership
                                                       $
75 State Street, Suite 2500
Boston, MA 02109
Attn:  James F. Wade
Fax:  (617) 345-7201
-------------------------------------------------------------------------------

OneLiberty Fund IV, L.P.                               $
One Liberty Square
Boston, MA 02109
Attn:  Joseph T. McCullen
Fax:  (617) 423-1765
-------------------------------------------------------------------------------
Toronto Dominion Investments Inc.                      $
31 West 52/nd/ Street
New York, NY 10019-6101
Attn: Steve Reinstadtler
Fax: (212) 974-8429

(with a copy to)

Toronto Dominion Investments, Inc.
909 Fannin
Suite 1700
Houston, TX 77010
Attn:  Martha Gariepy
Fax:  (713) 652-2647
-------------------------------------------------------------------------------
Northwood Capital Partners                             $
     Northwood Ventures LLC                            $
     Northwood Capital Partners LLC                    $

485 Underhill Boulevard, Suite 205
Syosset, New York 11791-3419
Attn:  Peter Schiff
Fax:  (516) 364-0879
-------------------------------------------------------------------------------
     TOTAL:                                            $
-------------------------------------------------------------------------------